UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 21, 2004
                Date of Report (Date of Earliest Event Reported)

                                   ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                     001-13748              13-3092996
(State or other Jurisdiction     (Commission File No.)      (IRS Employer
     of  Incorporation)                                   Identification No.)

                                 532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On October 21, 2004, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter of 2004.

The press release contains the non-GAAP figure net sales excluding wafer foundry services. The Registrant believes that these numbers are helpful to investors as it has recently transitioned to a fabless model where it no longer expects to have foundry services revenue. Consequently, this presentation allows for a comparison of the Registrant's base business before and after this migration. A reconciliation to the nearest GAAP equivalent for net sales excluding wafer foundry services which are not otherwise reconciled in the attached press release is set forth below (dollars in millions).

                      September 30, 2004        September 30, 2003
                      ------------------        ------------------
Net Sales                    $76.7                    $76.9
Foundry Services               3.4                      9.4
                            ------                   ------
Net Sales Excluding
  Foundry Services           $73.3                    $67.5


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

      The following exhibit is furnished with this report on Form 8-K:


      99.1    ZiLOG, Inc. press release dated October 21, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZiLOG, INC.

                                  By:/s/ John Rodman
                                  -------------------
                                         John Rodman
                                         Controller
Date: October 21, 2004